UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2026

Kodiak Gas Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41732	83-3013440
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9950 Woodloch Forest Dr., 19th Floor The Woodlands, Texas	77380
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (936) 539-3300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	KGS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On February 5, 2026, Kodiak Gas Services, Inc. (the “Company”) and Kodiak Gas Services, LLC, an indirect, wholly owned subsidiary of the Company (the “Buyer”), entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”) among the Company, the Buyer, Mustang PRS, LLC (“Mustang”), Louisiana Machinery Company, L.L.C. (“LMC” and, together with Mustang, each a “Seller” and collectively, the “Sellers”) and Distributed Power Solutions, LLC, a Texas limited liability company (“DPS”), pursuant to which the Buyer agreed to purchase all of the issued and outstanding membership interests in DPS from the Sellers for an aggregate purchase price of approximately $675.0 million, subject to certain customary adjustments as set forth in the Purchase Agreement (the “Acquisition”), consisting of (i) $575.0 million of cash to be paid at closing of the Acquisition (the “Closing”) and (ii) 2,401,278 shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), with a value of approximately $100.0 million, to be issued at the Closing (such shares of Common Stock, the “Stock Consideration”).

Completion of the Acquisition is subject to the satisfaction or waiver of certain customary closing conditions, including, among others, (i) the accuracy of the representations and warranties contained in the Purchase Agreement (subject to certain qualifications), (ii) the performance by the parties to the Purchase Agreement of their respective obligations under the Purchase Agreement in all material respects, (iii) the absence of legal restraints preventing the consummation of the transactions contemplated by the Purchase Agreement, including the Acquisition and (iv) the absence of the occurrence of a material adverse effect with respect to the Sellers and DPS. The Acquisition is currently expected to close in early April 2026, subject to satisfaction of customary closing conditions and regulatory approvals, including the expiration or termination of all waiting periods imposed under the Hart-Scott Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”).

The Purchase Agreement contains certain termination rights, including: (i) by either the Buyer or the Sellers if the Closing has not occurred prior to May 31, 2026 (the “Outside Date”), provided the terminating party is not then in breach, and provided that the parties may extend the Outside date for up to 30 days if such failure to satisfy the closing conditions is a result of the failure to obtain any necessary governmental or regulatory approvals; (ii) by the Buyer, if there exists a breach of representations and warranties or covenants of Sellers or the Company, such that a closing condition would not be satisfied (subject to Sellers’ right to extend the Outside Date and to have 30 days after receipt of notice from Buyer in order for Sellers to cure); (iii) by the Sellers, if there exists a breach of representations and warranties or covenants of Buyer, such that a closing condition would not be satisfied (subject to Buyer’s right to extend the Outside Date and to have 30 days after receipt of notice from Sellers in order for Buyer to cure); (iv) by either the Buyer or the Sellers if there is in effect a final, non-appealable order prohibiting, enjoining, restricting or making illegal the consummation of the transactions; or (v) at any time by mutual written agreement of the Buyer and the Sellers. The Purchase Agreement provides that upon the termination by the Sellers as a result of a breach of the representations and warranties or covenants of Buyer under the Purchase Agreement (subject to no other existing breaches by Sellers or the Company), the Buyer may be required to pay the Sellers a termination fee of $37.125 million.

The Purchase Agreement contains customary representations, warranties and covenants by each of the parties to the Purchase Agreement. In addition, the Purchase Agreement also contains customary pre-closing covenants, including the obligation of the Sellers and DPS to conduct DPS’ business in the ordinary course consistent with past practice in all material respects and to refrain from taking specified actions, subject to certain exceptions.

Pursuant to the Purchase Agreement, the Buyer has agreed to indemnify the Sellers and their affiliates, equity holders, partners, members, directors, managers, employees and agents against certain losses resulting from any breach of certain covenants and agreements of the Buyer. The Sellers have agreed to indemnify the Buyer and the Company and their respective affiliates, equity holders, partners, members, directors, officers, managers, employees and agents against certain losses resulting from any breach of a representation, warranty, agreement or covenant of the Sellers and for certain other matters; provided, the Company will obtain a representations and warranties insurance policy (the “RWI Policy”), and notwithstanding the foregoing, such coverage will serve as the Company’s sole remedy with respect to any breach of the Acquired Company’s representations and warranties, excluding claims related to the Acquired Company’s fraud, certain other matters and, for a period of one year after Closing, claims related to certain fundamental representations not covered under the RWI Policy solely up to the retention under the RWI Policy. The cost of the RWI Policy is borne entirely by the Company, and coverage under the RWI Policy is subject to customary deductibles and certain exclusions.

Pursuant to the terms of the Purchase Agreement, in connection with the Closing, the Company and the Sellers will enter into a registration rights agreement (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, the Company will grant the Seller certain rights to require the Company to file and maintain the effectiveness of a registration statement with respect to the resale of the common units to be issued as the Stock Consideration, and under certain circumstances, to require the Company to initiate underwritten offerings for the common units to be issued as the Unit Consideration. Under the terms of the Purchase Agreement, the Sellers have agreed not to dispose of any of the Common Stock to be received as the Stock Consideration for a lock-up period of 180 days following the Closing with the exception of transfers to affiliates, the Company, and subsidiaries or pursuant to a merger, consolidation or other similar transaction involving the Company or its subsidiaries. The form of the Registration Rights Agreement is attached to the Purchase Agreement as Exhibit B. Pursuant to the Purchase Agreement in connection with the Closing, the Company will also enter into restrictive covenant agreements with the Seller and certain members of the Seller (and their members) and certain management of Seller, which will become effective upon the Closing and pursuant to which such restricted persons are subject to non-competition, non-solicit and non-hire provisions for a period beginning upon the Closing and ending on the third anniversary of the Closing. The form of the Restrictive Covenant Agreement is attached to the Purchase Agreement as Exhibit D.

The foregoing description of the Purchase Agreement and the transactions contemplated thereby is not complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed herewith as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The Purchase Agreement contains representations and warranties by each of the parties to the Purchase Agreement, which were made only for purposes of the Purchase Agreement and as of specified dates. The representations, warranties and covenants in the Purchase Agreement were made solely for the benefit of the parties to the Purchase Agreement; may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for purposes of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties to the Purchase Agreement or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Partnership’s public disclosures, as applicable.

Item 3.02	Unregistered Sales of Equity Securities.

The information regarding the Stock Consideration set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. Any issuance of common units pursuant to the Purchase Agreement will be undertaken in reliance upon an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) thereof.

Item 7.01	Regulation FD Disclosure.

On February 5, 2026, the Company issued a press release announcing the entry into the Purchase Agreement. The full text of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

On February 5, 2026, the Company posted an investor presentation related to the announcement of the Acquisition. A copy of the investor presentation is furnished as Exhibit 99.2 hereto and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to Item 7.01 and the press release attached hereto as Exhibit 99.1 and the investor presentation attached hereto as Exhibit 99.2 relating to this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This communication contains “forward-looking statements” and information based on the current beliefs of the Company. Forward-looking statements in this communication are identifiable by the use of the following words, the negative of such words, and other similar words: “anticipates”, “assumes”, “believes”, “could”, “estimates,” “expects,” “forecasts,” “goal,” “intends,” “may,” “might,” “plans,” “predicts,” “projects,” “seeks,” “should,” “targets,” “will” and “would.” Important factors that could cause actual results to differ from those indicated in the forward-looking statements in this communication include, but are not limited to: (i) the completion of the Acquisition on anticipated terms and timing, or at all, including obtaining regulatory approvals that may be required on anticipated terms; (ii) the anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of the combined company’s operations and other conditions to the completion of the Acquisition, including the possibility that any of the anticipated benefits of the Acquisition will not be realized or will not be realized within the expected time period; (iii) the ability of the Company to integrate its business with DPS’s business successfully and to achieve anticipated synergies and value creation; (iv) the risk that disruptions from the Acquisition will harm the Company’s business, including current plans and operations and that management’s time and attention will be diverted on transaction-related issues; (v) potential adverse reactions or changes to business relationships, including with employees, suppliers, customers, competitors or credit rating agencies, resulting from the announcement or completion of the Acquisition; (vi) potential business uncertainty, including the outcome of commercial negotiations and changes to existing business relationships during the pendency of the Acquisition that could affect the Company’s financial performance and operating results; (vii) certain restrictions during the pendency of the Acquisition that may impact the Company’s ability to pursue certain business opportunities or strategic transactions or otherwise operate its business; (viii) legislative, regulatory and economic developments, changes in local, national, or international laws, regulations, and policies affecting the Company; (ix) dilution caused by the Company’s issuance of additional shares of Common Stock in connection with the Acquisition; (x) the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xi) the Company’s ability to employ a sufficient number of skilled and qualified workers to combat the operating hazards inherent in the Company’s industry; (xii) changes in the distributed power industry, including sustained decreases in the supply of power generators, demand for electricity and distributed power; (xiii) the competitive nature of distributed power services industry in which the DPS and the Company will conduct its business; (xiv) the impact of adverse weather conditions; (xv) the level of, and obligations associated with, the Company’s indebtedness; (xvi) acts of terrorism or outbreak of war, hostilities, civil unrest, attacks against the Company, and other political or security disturbances; (xvii) the impacts of pandemics or other public health crises, including the effects of government responses on people and economies; and (xviii) other risk factors and additional information.

The Company believes that these forward-looking statements are reasonable as and when made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from historical experience and present expectations or projections. These risks and uncertainties include, but are not limited to, those discussed throughout the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, and those discussed throughout the Part I, Item 2, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and Part II, Item 1A. “Risk Factors” sections of the Company’s Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2025, June 30, 2025 and September 30, 2025, which are available on the Investor Relations page of the Company’s website at https://ir.kodiakgas.com// and on the website of the SEC at www.sec.gov.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

2.1*	Membership Interest Purchase Agreement, dated February 5, 2026, by and among Kodiak Gas Services, LLC, Kodiak Gas Services, Inc., Mustang PRS, LLC, Louisiana Machinery Company, L.L.C., and Distributed Power Solutions, LLC

99.1	Press Release dated February 5, 2026

99.2	Investor Presentation dated February 5, 2026

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the iXBRL document)

*

Certain of the schedules and exhibits to the agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 5, 2026	Kodiak Gas Services, Inc.

	By:	/s/ Jennifer Howard
Jennifer Howard
Executive Vice President, General Counsel,
Chief Compliance Officer and Corporate Secretary